UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 4, 2010
(Date of earliest event reported)

RF Micro Devices, Inc.
(Exact name of registrant as specified in its charter)

North Carolina	0-22511	56-1733461
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

7628 Thorndike Road
  Greensboro, North Carolina  27409-9421
  (Address of principal executive offices)
  (Zip Code)

(336) 664-1233

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
        (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
        (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of
                   Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On August 4, 2010, at the annual meeting of shareholders (the “Annual Meeting”) of RF Micro Devices, Inc. (“RFMD”), RFMD shareholders (a) approved the amendment of the 2003 Stock Incentive Plan (the “2003 Plan”) to:  (i) increase the aggregate number of shares issuable under the 2003 Plan by 6,000,000 shares and (ii) increase the maximum number of shares that may be issued pursuant to the exercise of incentive stock options by 6,000,000 shares, and (b) reapproved the 2003 Plan’s eligibility terms, performance goals and participant award limitations for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

            The 2003 Plan, the term of which ends on July 21, 2013, provides for the grant of incentive stock options, non-qualified stock options, stock appreciation rights, restricted awards in the form of restricted stock awards and restricted stock units, and performance awards in the form of performance shares and performance units to selected employees, directors and independent contractors.  Following shareholder approval of the 2003 Plan amendments at the Annual Meeting, the maximum number of shares issuable under the amended 2003 Plan may not exceed the sum of (a) 30,250,000 shares, plus (b) any shares of common stock (i) remaining available for issuance as of the effective date of the 2003 Plan under RFMD’s 1999 Stock Incentive Plan, 1997 Key Employees’ Stock Option Plan, 1992 Stock Option Plan and any other stock incentive plans maintained by RFMD (collectively, the “Prior Plans”), and/or (ii) subject to an award granted under a Prior Plan if the award is forfeited, canceled, terminated, expires or lapses for any reason.  Of the amount described in the preceding sentence, the maximum number of shares issuable upon the exercise of incentive stock options may not exceed 30,250,000 shares.  The share limitations are subject to adjustment for anti-dilution purposes as provided in the 2003 Plan.  In addition, under the 2003 Plan no participant may be granted awards in any 12-month period for more than 800,000 shares of common stock (or the equivalent value thereof based on the fair market value per share of the common stock based on the grant date of the award).

            Pursuant to the 2003 Plan, restricted awards and performance awards payable to “covered employees” (generally the chief executive officer and the three highest compensated named executive officers other than the chief financial officer) that are intended to be eligible for the Code Section 162(m) compensation deduction limitation exception must be based on one or more articulated performance factors.  The material terms of the performance factors were last approved at RFMD’s 2006 annual meeting of shareholders and generally must be reapproved by the shareholders at least every five years in order to comply with Code Section 162(m).  At the Annual Meeting, the shareholders reapproved the 2003 Plan’s current eligibility terms, performance goals and participant award limitations for Code Section 162(m) purposes.  As such, with respect to performance-based restricted awards and performance awards that may be granted to “covered employees,” one or more of the following performance factors will continue to apply, as determined by the 2003 Plan administrator in its discretion:  (a) objective goals for revenue; (b) gross margins; (c) earnings per share; (d) net bookings; (e) module productions; (f) consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (g) net income; (h) operating income; (i) book value per share; (j) return on shareholders’ equity; (k) return on investment; (l) return on capital; (m) improvements in capital structure; (n) expense management; (o) profitability of an identifiable business unit or product; (p) maintenance or improvement of profit margins; (q) stock price or total shareholder return; (r) market share; (s) revenues or sales; (t) costs; (u) cash flow; (v) working capital; (w) return on assets; (x) economic wealth created; and (y) strategic business criteria, based on meeting specified goals or objectives related to market penetration, geographic business expansion, cost targets, customer satisfaction, employee satisfaction, management of employment practices and employee benefits, supervision of litigation and information technology, goals relating to acquisitions or divestitures of subsidiaries, affiliates or joint ventures, quality matrices, customer service matrices and/or execution of pre-approved corporate strategy.

The foregoing summary description of the amendments to and reapproval of the performance factors set forth in the 2003 Plan is qualified in its entirety by reference to the actual terms of the 2003 Plan, as amended through June 11, 2010, which is incorporated herein by reference as Exhibit 10.1.  For additional information regarding the 2003 Plan and the Code Section 162(m) performance factors, please refer to “Proposal 3 – “Amendment of 2003 Stock Incentive Plan and Approval of Certain Plan Terms for Code Section 162(m) Purposes” on pages 42-49 of RFMD’s 2010 definitive proxy statement, as filed with the Securities and Exchange Commission on June 24, 2010, which is incorporated herein by reference as Exhibit 10.2.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

            At RFMD's Annual Meeting of Shareholders on August 4, 2010, the shareholders (i) elected each of the director nominees, (ii) amended the Employee Stock Purchase Plan (the “ESPP”) to increase the number of shares authorized for issuance, (iii) amended the 2003 Plan to increase the number of shares authorized for issuance and approved certain terms designed to preserve the tax deductibility of certain compensation paid under the 2003 Plan pursuant to the provisions of Code Section 162(m), and (iv) ratified the appointment of Ernst & Young LLP as RFMD's independent registered public accounting firm for the fiscal year ending April 2, 2011.

The final voting results with respect to each of the four proposals are set forth below:

Proposal 1.  To elect the eight directors named in RFMD's proxy statement to serve a one-year term and until their respective successors are duly elected and qualified or until their death, resignation, removal or disqualification.

	Number of Shares
	Voted For	Withheld	Broker Non-Votes
Walter H. Wilkinson, Jr.	140,826,387	5,320,361	88,689,704
Robert A. Bruggeworth	142,772,219	3,374,529	88,689,704
Daniel A. DiLeo	141,391,430	4,755,318	88,689,704
Jeffery R. Gardner	143,173,765	2,972,983	88,689,704
John R. Harding	134,813,457	11,333,291	88,689,704
Masood A. Jabbar	131,005,488	15,141,260	88,689,704
Casimir S. Skrzypczak	143,128,046	3,018,702	88,689,704
Erik H. van der Kaay	142,494,731	3,652,017	88,689,704

	Number of Shares
	Voted For	Voted Against	Abstain	Broker Non-Votes

Proposal 2. To amend the ESPP to increase the number of shares authorized for issuance.	138,913,969	6,973,830	258,949	88,689,704

Proposal 3. To (a) amend the 2003 Plan to increase the number of shares authorized for issuance and (b) approve certain terms designed to preserve the tax deductibility of certain compensation paid under the 2003 Plan pursuant to the provisions of Code Section 162(m).	130,603,379	15,228,015	315,354	88,689,704

Proposal 4. To ratify the appointment of Ernst & Young LLP as RFMD's independent registered public accounting firm for the fiscal year ending April 2, 2011.	231,371,976	2,958,515	505,961	N/A

Item 9.01.       Financial Statements and Exhibits.

(d)     Exhibits

10.1     2003 Stock Incentive Plan of RF Micro Devices, Inc., as amended through June 11, 2010.*

10.2     Definitive Proxy Statement, filed on Schedule 14A with the Securities and Exchange Commission on June 24, 2010 and incorporated herein by reference.

* Executive compensation plan or agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RF Micro Devices, Inc.

By: /s/ William A. Priddy, Jr.
                                                                                    William A. Priddy, Jr.
                                                                                    Chief Financial Officer, Corporate Vice
                                                                                    President of Administration and Secretary

Date:    August 5, 2010

EXHIBIT INDEX

Exhibit No.       Description of Exhibit

10.1                    2003 Stock Incentive Plan of RF Micro Devices, Inc., as amended through June 11, 2010.*

10.2                    Definitive Proxy Statement, filed on Schedule 14A with the Securities and Exchange
                           Commission on June 24, 2010 and incorporated herein by reference.

* Executive compensation plan or agreement